Exhibit 10.5.2

IN THE UNITED STATES DISTRICT COURT

FOR THE NORTHERN DISTRICT OF ALABAMA

X
:
IN RE HEALTHSOUTH CORP. ERISA LITIGATION	:
	:	CV-03-BE-1700
:
X

FIRST ADDENDUM TO THE

AMENDED CLASS ACTION SETTLEMENT AGREEMENT

This FIRST ADDENDUM TO THE AMENDED CLASS ACTION SETTLEMENT AGREEMENT (the “First Addendum”) is entered into by and among Settlement Class Representatives for themselves and on behalf of the Settlement Class, the Settling Defendants and the Underwriters. Italicized and capitalized terms and phrases have the meanings provided in Section 1 of the Amended Settlement Agreement as amended by this First Addendum.

Section 1.10 of the Amended Settlement Agreement is hereby amended as follows:

“Class Period” shall mean: the period from January 1, 1996 up to and including June 3, 2005.

IN WITNESS WHEREOF, the Settling Parties have executed this Amended Settlement Agreement on the dates set forth below.

SETTLEMENT CLASS REPRESENTATIVES:

/s/ Derek W. Loeser 4/11/06
Lynn Lincoln Sarko Derek W. Loeser Gary A. Gotto KELLER ROHRBACK L.L.P. 1201 Third Avenue, Suite 3200 Seattle, WA 98101-3052 Phone (206) 623-1900 Fax: (206) 623-3384

Lead Counsel for ERISA Plaintiffs

THE SETTLING DEFENDANTS:

/s/ Patrick C. Cooper
N. Lee Cooper Patrick C. Cooper James L. Goyer, III MAYNARD COOPER & GALE PC 2400 AmSouth/Harbert Plaza 190 16th Avenue North Birmingham, Alabama 35203

Counsel to P. Daryl Brown, Richard F. Celeste, Raymond J. Dunn, III, Allan R. Goldstein, Brandon O. Hale, Larry House, Jan L. Jones, Kimberly S. McCracken, Marca Pearson, Barbara Roper, Dennis Wade and Phillip C. Watkins

Gregory C. Braden ALSTON & BIRD LLP One Atlantic Center 1201 West Peachtree Street Atlanta, Georgia 30309-3424

Counsel to P. Daryl Brown, Richard F. Celeste, Allan R. Goldstein, Brandon O. Hale, Jan L. Jones, Kimberly S. McCracken, Marca Pearson, Barbara Roper, Dennis Wade and Phillip C. Watkins

2

THE SETTLING DEFENDANTS:

N. Lee Cooper Patrick C. Cooper James L. Goyer, III MAYNARD COOPER & GALE PC 2400 AmSouth/Harbert Plaza 190 16th Avenue North Birmingham, Alabama 35203

Counsel to P. Daryl Brown, Richard F. Celeste, Raymond J. Dunn, III, Allan R. Goldstein, Brandon O. Hale, Larry House, Jan L. Jones, Kimberly S. McCracken, Marca Pearson, Barbara Roper, Dennis Wade and Phillip C. Watkins

/s/ Gregory C. Braden
Gregory C. Braden ALSTON & BIRD LLP One Atlantic Center 1201 West Peachtree Street Atlanta, Georgia 30309-3424

Counsel to P. Daryl Brown, Richard F. Celeste, Allan R. Goldstein, Brandon O. Hale, Jan L. Jones, Kimberly S. McCracken, Marca Pearson, Barbara Roper, Dennis Wade and Phillip C. Watkins

/s/ Martin L. Seidel
Martin L. Seidel Kathryn Fleury Shreeves CADWALADER, WICKERSHAM & TAFT LLP 100 Maiden Lane New York, New York 10038

Counsel to Jon F. Hanson, Lee S. Hillman and Robert P. May

Michael J. Chepiga Paul C. Gluckow SIMPSON THACHER & BARTLETT LLP 425 Lexington Avenue New York, New York 10017
Counsel to John S. Chamberlin, C. Sage Givens, Joel C. Gordon, Charles W. Newhall, III, Larry D. Striplin, Jr., and George H. Strong

Don B. Long, Jr. James F. Henry JOHNSTON BARTON PROCTOR & POWELL LLP 2900 AmSouth/Harbert Plaza 1901 Sixth Avenue North Birmingham, Alabama 35203-2618

Counsel to James P. Bennett

3

Martin L. Seidel Kathryn Fleury Shreeves CADWALADER, WICKERSHAM & TAFT LLP 100 Maiden Lane New York, New York 10038

Counsel to Jon F. Hanson, Lee S. Hillman and Robert P. May

/s/ Paul C. Gluckow
Michael J. Chepiga Paul C. Gluckow SIMPSON THACHER & BARTLETT LLP 425 Lexington Avenue New York, New York 10017
Counsel to John S. Chamberlin, C. Sage Givens, Joel C. Gordon, Charles W. Newhall, III, Larry D. Striplin, Jr., and George H. Strong

Don B. Long, Jr. James F. Henry JOHNSTON BARTON PROCTOR & POWELL LLP 2900 AmSouth/Harbert Plaza 1901 Sixth Avenue North Birmingham, Alabama 35203-2618

Counsel to James P. Bennett

3

Martin L. Seidel Kathryn Fleury Shreeves CADWALADER, WICKERSHAM & TAFT LLP 100 Maiden Lane New York, New York 10038

Counsel to Jon F. Hanson, Lee S. Hillman and Robert P. May

Michael J. Chepiga Paul C. Gluckow SIMPSON THACHER & BARTLETT LLP 425 Lexington Avenue New York, New York 10017
Counsel to John S. Chamberlin, C. Sage Givens, Joel C. Gordon, Charles W. Newhall, III, Larry D. Striplin, Jr., and George H. Strong

/s/ Don B. Long, Jr.
Don B. Long, Jr. James F. Henry JOHNSTON BARTON PROCTOR & POWELL LLP 2900 AmSouth/Harbert Plaza 1901 Sixth Avenue North Birmingham, Alabama 35203-2618

Counsel to James P. Bennett

/s/ James F. Hughey, III
Jackson R. Sharman III James F. Hughey, III LIGHTFOOT, FRANKLIN & WHITE LLC The Clark Building 400 North 20th Street Birmingham, Alabama 35203

Counsel to Anthony J. Tanner

David G. Russell J. Marbury Rainer PARKER, HUDSON, RAINER & DOBBS LLP 1500 Marquis Two Tower 285 Peachtree Center Avenue NE Atlanta, GA 30303

Arthur W. Leach 2310 Marin Drive Birmingham, AL 35243

Counsel to Richard M. Scrushy

C. Lee Reeves, Esq. SIROTE & PERMUTT 2311 Highland Avenue South Birmingham, Alabama 35205

Counsel to Michael D. Martin

4

Jackson R. Sharman III James F. Hughey, III LIGHTFOOT, FRANKLIN & WHITE LLC The Clark Building 400 North 20th Street Birmingham, Alabama 35203

Counsel to Anthony J. Tanner

/s/ J. Marbury Rainer
David G. Russell J. Marbury Rainer PARKER, HUDSON, RAINER & DOBBS LLP 1500 Marquis Two Tower 285 Peachtree Center Avenue NE Atlanta, GA 30303

Arthur W. Leach 2310 Marin Drive Birmingham, AL 35243

Counsel to Richard M. Scrushy

C. Lee Reeves, Esq. SIROTE & PERMUTT 2311 Highland Avenue South Birmingham, Alabama 35205

4

Counsel to Michael D. Martin

Jackson R. Sharman III James F. Hughey, III LIGHTFOOT, FRANKLIN & WHITE LLC The Clark Building 400 North 20th Street Birmingham, Alabama 35203

Counsel to Anthony J. Tanner

David G. Russell J. Marbury Rainer PARKER, HUDSON, RAINER & DOBBS LLP 1500 Marquis Two Tower 285 Peachtree Center Avenue NE Atlanta, GA 30303
Arthur W. Leach 2310 Marin Drive Birmingham, AL 35243

Counsel to Richard M. Scrushy

/s/ C. Lee Reeves
C. Lee Reeves, Esq. SIROTE & PERMUTT 2311 Highland Avenue South Birmingham, Alabama 35205

Counsel to Michael D. Martin

/s/ William T. Owens
William T. Owens, pro se 118 Highland View Drive Birmingham, Alabama 35242

/s/ Aaron Beam, Jr.
Aaron Beam, Jr., pro se 16848 Black Devine Road Birmingham, Alabama 36551

/s/ Stephen D. Dargitz
Edward P. Welch Robert S. Saunders Stephen D. Dargitz SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP One Rodney Square P.O. Box 636 Wilmington, Delaware 19801

Counsel to HEALTHSOUTH Corporation

THE UNDERWRITERS

/s/ Matthew G. Allison
Thomas A. Doyle Matthew G. Allison BAKER & MCKENZIE One Prudential Plaza 130 East Randolph Drive, Suite 3500 Chicago, Illinois 60601

Counsel to Travelers Casualty & Surety Company of America

/s/ Peter R. Bisio (by CRZ)
Peter R. Bisio Christopher R. Zaetta HOGAN & HARTSON LLP Columbia Square 555 Thirteenth Street, NW Washington, DC 20004-1109

Counsel to Federal Insurance Company

7